                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------

                                    FORM 8-K

              -----------------------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 AUGUST 13, 2002                               000-27078
------------------------------------------------       ------------------------
Date of Report (Date of earliest event reported)       (Commission File Number)


                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                             11-3136595
     -------------------------------    ---------------------------------------
     (State or other jurisdiction of    (I.R.S. Employer Identification Number)
      incorporation or organization)

                                 135 DURYEA ROAD
                            MELVILLE, NEW YORK 11747
                                 (631) 843-5500
      ---------------------------------------------------------------------
      (ADDRESS AND PHONE NUMBER, INCLUDING AREA CODE OF PRINCIPAL EXECUTIVE
                               OFFICES) (ZIP CODE)

================================================================================

INFORMATION TO BE INCLUDED IN THIS REPORT

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Henry Schein, Inc. under the Securities Act of 1933.

ITEM 9. REGULATION FD DISCLOSURE

         On August 13, 2002, Stanley M. Bergman, Chief Executive Officer of Henry Schein, Inc. and Steven Paladino, Chief Financial Officer of Henry Schein, Inc., submitted sworn statements to the United States Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, and Order No. 4-460 issued on June 27, 2002. Copies of the certifications are included in this Form 8-K as Exhibits 99.1 and 99.2.

ITEM 7. EXHIBITS.

EXHIBIT NO.:

         99.1  Statement of Chief Executive Officer pursuant to SEC Order

         99.2  Statement of Chief Financial Officer pursuant to SEC Order

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Henry Schein, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HENRY SCHEIN, INC.


                                  By: /s/ STEVEN PALADINO
                                      ------------------------------------------
                                      Name:  Steven Paladino
                                      Title: Executive Vice President and Chief
                                             Financial Officer

Date: August 13, 2002

                                  EXHIBIT INDEX

EXHIBIT NO.                DOCUMENT DESCRIPTION

99.1                       Statement of Chief Executive Officer pursuant to
                           SEC Order

99.2                       Statement of Chief Financial Officer pursuant to
                           SEC Order